                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-42

                             SCUDDER PORTFOLIO TRUST
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        01/31

Date of reporting period:       01/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Income Fund

Annual Report to Shareholders

January 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns and rankings during all periods shown for Class B and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/05
Scudder Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.90%	5.83%	6.65%	6.42%
Class B	3.95%	5.01%	5.83%	5.62%
Class C	4.01%	5.07%	5.91%	5.71%
LB Aggregate Bond Index+	4.16%	6.13%	7.92%	7.58%
Scudder Income Fund	1-Year	3-Year	Life of Class**
Institutional Class*	5.22%	6.19%	5.89%
LB Aggregate Bond Index+	4.16%	6.13%	6.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* On August 13, 2004, Class I shares of the Fund were redesignated Institutional Class.

** Institutional Class shares (formerly Class I shares) commenced operations on June 25, 2001. Index returns begin June 30, 2001.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 1/31/05	$ 13.04	$ 13.04	$ 13.03	$ 13.01
1/31/04	$ 12.97	$ 12.97	$ 12.97	$ 12.97
Distribution Information: Twelve Months: Income Dividends as of 1/31/05	$ .55	$ .44	$ .45	$ .61
January Income Dividend	$ .0476	$ .0372	$ .0373	$ .0516
SEC 30-day Yield as of 1/31/05++	3.58%	2.78%	2.97%	3.80%
Current Annualized Distribution Rateas of 1/31/05++	4.38%	3.42%	3.44%	4.76%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended January 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 2.77% and 2.78% for Class B and C, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 3.41% and 3.25% for Class B and C, respectively, had certain expenses not been reduced.

Class A Lipper Rankings — Corporate Debt Funds A-Rated Category as of 1/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	25	of	213	12
3-Year	75	of	164	46

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Income Fund — Class A [] LB Aggregate Bond Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/05
Scudder Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,018	$11,319	$13,175	$17,797
	Average annual total return	.18%	4.22%	5.67%	5.93%
Class B	Growth of $10,000	$10,095	$11,378	$13,175	$17,272
	Average annual total return	.95%	4.40%	5.67%	5.62%
Class C	Growth of $10,000	$10,401	$11,599	$13,326	$17,425
	Average annual total return	4.01%	5.07%	5.91%	5.71%
LB Aggregate Bond Index+	Growth of $10,000	$10,416	$11,954	$14,636	$20,760
	Average annual total return	4.16%	6.13%	7.92%	7.58%
		1 Year	3 Year	Life of Class**
Institutional Class*	Growth of $1,000,000	$1,052,200	$1,197,500	$1,229,600
	Average annual total return	5.22%	6.19%	5.89%
LB Aggregate Bond Index+	Growth of $1,000,000	$1,041,600	$1,195,400	$1,261,300
	Average annual total return	4.16%	6.13%	6.69%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* On August 13, 2004, Class I shares of the Fund were redesignated Institutional Class.

** Institutional Class shares (formerly Class I shares) commenced operations on June 25, 2001. Index returns begin June 30, 2001.

+ The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the period prior to its inception on July 31, 2000 are derived from the historical performance of Class S shares of the Scudder Income Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 1/31/05
Scudder Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	5.10%	6.07%	6.90%	6.68%
Class AARP	5.12%	6.07%	6.92%	6.69%
LB Aggregate Bond Index+	4.16%	6.13%	7.92%	7.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 1/31/05	$ 13.04	$ 13.04
1/31/04	$ 12.97	$ 12.97
Distribution Information: Twelve Months: Income Dividends as of 1/31/05	$ .58	$ .57
January Income Dividend	$ .0501	$ .0490
SEC 30-day Yield++ as of 1/31/05	3.99%	4.04%
Current Annualized Distribution Rate++ as of 1/31/05	4.61%	4.51%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended January 31, 2005, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — Corporate Debt Funds A-Rated Category as of 1/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	19	of	213	9
3-Year	58	of	164	35
5-Year	79	of	127	62
10-Year	47	of	70	67

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Income Fund — Class S [] LB Aggregate Bond Index+

Yearly periods ended January 31
Comparative Results as of 1/31/05
Scudder Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,510	$11,933	$13,960	$19,095
	Average annual total return	5.10%	6.07%	6.90%	6.68%
Class AARP	Growth of $10,000	$10,512	$11,935	$13,972	$19,112
	Average annual total return	5.12%	6.07%	6.92%	6.69%
LB Aggregate Bond Index+	Growth of $10,000	$10,416	$11,954	$14,636	$20,760
	Average annual total return	4.16%	6.13%	7.92%	7.58%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and S of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$1,043.70	$1,039.10	$1,039.10	$1,044.70	$1,044.50	$ 1,045.40
Expenses Paid per $1,000*	$ 4.95	$ 9.71	$ 9.71	$ 3.76**	$ 4.38	$ 3.40
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$1,020.37	$1,015.68	$1,015.68	$1,021.53	$1,020.92	$1,021.88
Expenses Paid per $1,000*	$ 4.89	$ 9.60	$ 9.60	$ 3.72**	$ 4.33	$ 3.36

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP**	Class S	Institutional Class
Scudder Income Fund	.96%	1.89%	1.89%	.73%	.85%	.66%

For more information, please refer to the Fund's prospectuses.

** The expense ratio includes a one-time adjustment. Without the effect of this adjustment the annualized expense ratio would have been 0.74% for Class AARP. For a $1,000 investment, the expenses paid based on the actual fund return would have been $3.81 for Class AARP and the expenses paid based on the hypothetical 5% fund return would have been $3.77 for Class AARP.

Portfolio Management Review

Scudder Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, is the subadvisor to the fund. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients.

DeIM and DeAMIS are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gary W. Bartlett, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1992 and the fund in 2002.

Began investment career in 1982.

MBA, Drexel University.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 and the fund in 2002.

Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Warren S. Davis

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2002.

Began investment career in 1985.

MBA, Drexel University.

Brett Diment

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1991 and the fund in 2002.

Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash-based portfolios: London.

Began investment career in 1991.

Thomas J. Flaherty

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2002.

Began investment career in 1985.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1997 and the fund in 2002.

Prior to that, portfolio manager, Paine Webber (1984 to 1997).

Began investment career in 1979.

MBA, University of Chicago.

Stephen Ilott

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Head of Fixed Income in London.

Joined Deutsche Asset Management in 1998. Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Joined the fund in 2004.

Paul Lambert

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 and the fund in 2004.

Prior to that, 10 years' experience as an analyst of international and financial markets at the Bank of England, at UBS as a Senior Economist and most recently as Head of European Currency Strategy at Citibank.

William T. Lissenden

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2002 and the fund in 2003.

Prior to that, fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities, national sales manager for fixed income securities at Prudential Securities and institutional sales professional at several firms including Prudential, Goldman Sachs and Merrill Lynch.

MBA, Baruch College.

Catharine Peppiatt

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1993 and the fund in 2002.

Previously served as director of Global Fixed Income in London.

Portfolio manager and product manager for Core Plus Fixed Income: Philadelphia.

MA, Oxford University.

Bruce Rodio

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2004.

Portfolio manager and product manager for Core Plus Fixed Income: Philadelphia.

Prior to that, fixed income portfolio specialist at Morgan Stanley Investment Management, from 1997 to 2004.

Began investment career in 1987.

MBA, Wharton School.

Daniel R. Taylor, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 and the fund in 2002.

Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

Timothy C. Vile, CFA

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1991 and the fund in 2002.

Prior to that, portfolio manager for fixed income portfolios at Equitable Capital Management.

Began investment career in 1984.

Ian Winship

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1997.

Prior to 1997, served as a fixed income portfolio manager at Scottish Amicable Investment Managers.

Head of Global Interest Rates Team: London.

Portfolio manager and analyst specializing in UK and European markets.

Joined the fund in 2004.

In the following interview, Co-Lead Portfolio Managers Gary Bartlett, J. Christopher Gagnier, Andrew P. Cestone, Warren S. Davis, Thomas J. Flaherty, Daniel R. Taylor, Timothy C. Vile and their extensive team of co-portfolio managers discuss the recent market environment and portfolio management strategy for Scudder Income Fund during its most recent annual period ended January 31, 2005.

Q:  How did Scudder Income Fund perform for the 12-month period ended January 31, 2005?

A:  In the period, the fund outperformed its benchmark, the Lehman Brothers (LB) Aggregate Bond Index, and the average of its Lipper peer group, Corporate Debt A-Rated Funds. The total return of the fund's Class A shares for the 12-month period ended January 31, 2005 was 4.90%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for the performance of other share classes and for more complete performance information.) The LB Aggregate Bond Index delivered a 4.16% return.1 The average fund in the Lipper Corporate Debt A-Rated Funds category had a 3.80% return for the 12-month period ended January 31, 2005.2

1 The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Corporate Debt A-Rated Funds category is comprised of funds that invest primarily in corporate debt issues rated A or better or government issues. There were 213 funds in this category as of 1/31/05. It is not possible to invest in a Lipper category.

Q:  How did the bond market perform during fiscal period ended January 31, 2005?

A:  The pundits finally got it right...almost. Interest rates rose during the period. But for many market participants, the surprise was that only yields on shorter maturity Treasury issues rose. Even in the face of five separate 25-basis-point increases in the federal funds rate during the second half of the 2004, the yield on the benchmark 10-year Treasury note was essentially unchanged for the year, and the yield on 30-year maturity Treasury bonds actually declined somewhat during the period.

Fixed-income returns ebbed and flowed during the year as the markets had a series of severe reactions to the economic data. Yet, for the period, investment-grade bonds, as measured by the LB Aggregate Bond Index, returned 4.16%. Despite higher short-term interest rates, investment-grade bond returns were positive thanks to coupon yield and the modest reduction in longer-term interest rates. In addition, returns were buoyed by the fact that yield spreads in the corporate and mortgage sectors of the bond market declined as investors were generally willing to accept less compensation for risk.3 This decline in yield spreads caused bond prices to rise and thus contributed to returns during the year.

3 "Yield spread" refers to the difference in yield between individual non-Treasury securities compared with the yields of Treasury securities. The yield spread provides compensation for default, prepayment and/or liquidity risk. Treasury securities are guaranteed by the full faith and credit of the US government as to timely payment of principal and interest.

Low interest rates, a favorable economic backdrop and strong earnings combined to help corporate issuers to continue with improved credit quality. A low corporate rate of defaults by historic standards, now about 2% on a trailing 12-month basis, was evidence of improved credit quality. The corporate bond sector, despite beginning the year with prices at relatively expensive levels, once again produced the highest returns among investment-grade sectors.

Lower-quality sectors, including high-yield and emerging markets debt, outperformed investment-grade bonds. In addition to the favorable environment for credit quality noted above, these sectors benefited from robust demand for higher-yielding assets and the fact that Federal Reserve interest-rate increases have occurred — and are expected to continue to occur — at a measured pace. The attractiveness of emerging markets debt has been enhanced by strong commodity prices, healthy global growth and prudent economic policy approaches in many countries. The dollar declined significantly during the fiscal year (7% and 10% versus the yen and euro, respectively) as currency markets regained focus on the large US current account and fiscal deficits. International bond markets generally outperformed the US market, led by a rally in bond markets that are part of the common euro currency.

Q:  What were the biggest contributors to fund performance during the 12-month period?

A:  Our investment in high-yield bonds, which represented approximately 6-7% of the portfolio through much of the year, made the largest contribution to performance during the period. Individual security selection, the hallmark of our investment style, led us to significant holdings in several of the best-performing issues in the corporate market. Our investments in basic industries and utilities were among our top-performing investment-grade bonds. Holdings in utilities, steel, chemicals and manufacturing also helped high-yield performance.

Emerging markets debt exposure also made a positive contribution to results as we maintained a roughly 4% position during a period of strong performance for the sector. Security selection within the emerging markets allocation also positively impacted returns.

Holdings of European government bonds benefited the portfolio as these holdings outperformed comparable-maturity US Treasury issues. Despite a strong contribution to returns in the fourth quarter of 2004, currency positions detracted from returns on balance for the year.

Q:  How is the fund positioned?

A:  The fund holds a good amount of higher-yielding, higher-risk-of-default bonds. That's because, at the moment, we think that the higher yield — as compared with lower-yielding, high-quality bonds — more than offsets the higher risk of default. We've sold some of the fund's corporate bonds because the bond prices have gone up to our targeted selling prices. However, we are keeping the rest because we think that default risk is relatively low due to good earnings and improving balance sheets, and that the yield on these bonds provides good compensation for bearing this risk.

The portfolio continues to hold a large allocation of mortgage-backed securities, which are high in credit quality. Relative to the market, our holdings emphasize securities that we believe will perform well if the volatility of interest rates rises from the low levels currently prevailing in the market. And even if volatility remains benign, our holdings offer enough yield to provide attractive returns compared with alternatives. Thus, the fund continues to hold some non-US government bonds in lieu of US Treasury issues. We continue to expect the dollar to decline over the longer term due to the large structural imbalances in the United States (current account and budget deficits) and will look to opportunistically position the portfolio to take advantage of further declines in the dollar.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	1/31/05	1/31/04

Collateralized Mortgage Obligations	21%	20%
Corporate Bonds	20%	26%
US Government Backed	13%	8%
Foreign Bonds — US$ Denominated	11%	10%
Commercial and Non-Agency Mortgage Backed Securites	9%	3%
Asset Backed	8%	11%
Foreign Bonds — Non US$ Denominated	5%	1%
Municipal Investments	5%	4%
US Government Agency Sponsored Pass-Throughs	4%	13%
Cash Equivalents, net**	3%	3%
Government National Mortgage Association	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	1/31/05	1/31/04

US Government and Agencies	39%	41%
AAA*	27%	23%
AA	4%	4%
A	11%	11%
BBB	12%	14%
BB	3%	3%
B	4%	4%
	100%	100%

* Category includes cash equivalents.

** Includes other assets and liabilities.

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity (Excludes Cash Equivalents)	1/31/05	1/31/04

Less than 1 year	7%	7%
1 < 5 years	45%	54%
5 < 10 years	31%	28%
Greater than 10 years	17%	11%
	100%	100%

Weighted average effective maturity: 6.76 years and 6.95 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2005

	Principal Amount ($) (b)	Value ($)

Corporate Bonds 20.3%
Consumer Discretionary 1.9%
Adesa, Inc., 7.625%, 6/15/2012	125,000	131,875
Ames True Temper, Inc., 144A, 6.64%*, 1/15/2012	80,000	77,800
Auburn Hills Trust, 12.375%, 5/1/2020	666,000	1,057,354
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	105,000	105,000
Cablevision Systems New York Group, 144A, 6.669%*, 4/1/2009	190,000	206,150
Caesar's Entertainment, Inc., 9.375%, 2/15/2007	135,000	147,656
Comcast Cable Communications Holdings, Inc., 8.375%, 3/15/2013	1,649,000	2,037,054
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	2,000,000	2,318,892
Cooper Standard Automotive, Inc., 144A, 8.375%, 12/15/2014	215,000	204,250
CSC Holdings, Inc., 7.875%, 12/15/2007	215,000	231,663
DaimlerChrysler NA Holding Corp., 4.75%, 1/15/2008	115,000	116,933
Dex Media East LLC/Financial, 12.125%, 11/15/2012	671,000	803,522
DIMON, Inc.:
7.75%, 6/1/2013	65,000	70,200
Series B, 9.625%, 10/15/2011	460,000	515,200
Dura Operating Corp., Series B, 8.625%, 4/15/2012	95,000	97,613
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	185,000	186,850
Foot Locker, Inc., 8.5%, 1/15/2022	140,000	156,100
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (f)	245,000	237,037
General Motors Corp., 8.25%, 7/15/2023	130,000	131,096
ITT Corp., 7.375%, 11/15/2015	145,000	162,400
Jacobs Entertainment Co., 11.875%, 2/1/2009	370,000	415,325
Kellwood Co., 7.625%, 10/15/2017	105,000	114,975
Mediacom LLC, 9.5%, 1/15/2013	305,000	304,237
MGM MIRAGE:
8.375%, 2/1/2011 (f)	320,000	358,400
9.75% , 6/1/2007	145,000	160,950
NCL Corp., 144A, 10.625%, 7/15/2014	215,000	216,075
PEI Holding, Inc., 11.0%, 3/15/2010	240,000	278,400
Petro Stopping Centers, 9.0%, 2/15/2012	320,000	332,800
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	165,000	179,025
PRIMEDIA, Inc.:
8.164%*, 5/15/2010	265,000	279,575
8.875%, 5/15/2011	195,000	205,725
Rent-Way, Inc., 11.875%, 6/15/2010	85,000	94,350
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	35,000	41,038
Restaurant Co., 11.25%, 5/15/2008	185,302	184,376
Schuler Homes, Inc., 10.5%, 7/15/2011	255,000	291,337
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	405,000	421,200
8.75%, 12/15/2011	215,000	228,975
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	295,000	314,175
Tele-Communications, Inc., 9.875%, 6/15/2022	475,000	687,033
Toys "R" Us, Inc., 7.375%, 10/15/2018	375,000	360,469
TRW Automotive, Inc., 11.0%, 2/15/2013	290,000	339,300
United Auto Group, Inc., 9.625%, 3/15/2012	235,000	256,150
Venetian Casino Resort LLC, 11.0%, 6/15/2010	206,000	232,780
VICORP Restaurants, Inc., 10.5%, 4/15/2011	105,000	106,838
Virgin River Casino Corp., 144A, 9.0%, 1/15/2012	10,000	10,450
Visteon Corp.:
7.0%, 3/10/2014	285,000	260,775
8.25%, 8/1/2010	105,000	105,525
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	175,000	187,250
Williams Scotsman, Inc., 9.875%, 6/1/2007	305,000	305,000
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	410,000	402,825
		16,669,978
Consumer Staples 0.1%
Agrilink Foods, Inc., 11.875%, 11/1/2008	57,000	59,280
Duane Reade, Inc., 144A, 7.01%*, 12/15/2010	60,000	61,200
GNC Corp., 144A, 8.625%, 1/15/2011	90,000	90,000
Pierre Foods, Inc., 144A, 9.875%, 7/15/2012	115,000	120,175
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	175,000	160,125
Standard Commercial Corp., 8.0%, 4/15/2012	150,000	154,125
Swift & Co., 12.5%, 1/1/2010	180,000	204,300
Wornick Co., 10.875%, 7/15/2011	165,000	178,200
		1,027,405
Energy 1.4%
Avista Corp., 9.75%, 6/1/2008	295,000	339,599
CenterPoint Energy Resources Corp., Series B, 7.875%, 4/1/2013	1,465,000	1,748,176
Chesapeake Energy Corp.:
6.875%, 1/15/2016	150,000	156,000
9.0%, 8/15/2012	155,000	175,537
CITGO Petroleum Corp., 144A, 6.0%, 10/15/2011	170,000	168,725
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	265,000	290,175
Edison Mission Energy, 7.73%, 6/15/2009	435,000	461,100
El Paso Production Holding Corp., 7.75%, 6/1/2013	190,000	197,600
Enterprise Products Operating LP, 7.5%, 2/1/2011	1,194,000	1,360,200
Halliburton Co., 5.5%, 10/15/2010	5,635,000	5,946,373
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	250,000	252,500
Southern Natural Gas, 8.875%, 3/15/2010	165,000	183,563
Stone Energy Corp.:
144A, 6.75%, 12/15/2014	80,000	78,200
8.25%, 12/15/2011	270,000	290,250
Williams Companies, Inc.:
8.125%, 3/15/2012	285,000	327,750
8.75%, 3/15/2032	180,000	216,000
		12,191,748
Financials 8.2%
Agfirst Farm Credit Bank, 8.393%, 12/15/2016	3,100,000	3,581,148
American General Finance Corp., Series H, 4.0%, 3/15/2011	6,015,000	5,839,759
AmeriCredit Corp., 9.25%, 5/1/2009	395,000	423,638
BF Saul (REIT), 7.5%, 3/1/2014	280,000	288,400
Duke Capital LLC, 4.302%, 5/18/2006	4,330,000	4,372,217
E*TRADE Financial Corp., 144A, 8.0%, 6/15/2011	310,000	333,250
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	320,000	386,452
Ford Motor Credit Co.:
5.8%, 1/12/2009 (f)	2,252,000	2,269,305
6.875%, 2/1/2006	11,652,000	11,949,953
FPL Group Capital, Inc., 4.086%, 2/16/2007	3,645,000	3,668,878
General Electric Capital Corp., 2.8%, 1/15/2007	6,123,000	6,026,214
General Motors Acceptance Corp.:
5.625%, 5/15/2009 (f)	1,015,000	992,357
6.75%, 12/1/2014	130,000	127,456
6.875%, 9/15/2011	3,046,000	3,058,693
Goldman Sachs Group, Inc.:
4.75%, 7/15/2013	2,540,000	2,531,534
5.125%, 1/15/2015	3,635,000	3,679,831
HSBC Bank USA, 5.875%, 11/1/2034	1,045,000	1,093,676
Merrill Lynch & Co., Inc., Series C, 5.0%, 1/15/2015	1,390,000	1,394,287
Morgan Stanley, 4.0%, 1/15/2010	2,425,000	2,392,102
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	2,380,000	2,627,489
PLC Trust, Series 2003-1, 144A, 2.709%, 3/31/2006	5,180,803	5,162,566
Poster Financial Group, Inc., 8.75%, 12/1/2011	250,000	252,813
PXRE Capital Trust I, 8.85%, 2/1/2027	195,000	195,000
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	145,000	169,650
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,500,000	1,611,218
RC Royalty Subordinated LLC, 7.0%, 1/1/2018*	135,000	119,333
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	125,000	132,500
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	210,000	185,850
UGS Corp., 144A, 10.0%, 6/1/2012	190,000	211,850
Universal City Development, 11.75%, 4/1/2010	290,000	340,750
Wells Fargo & Co., 4.2%, 1/15/2010	4,576,000	4,582,109
		70,000,278
Health Care 0.7%
AmerisourceBergen Corp., 7.25%, 11/15/2012	80,000	88,200
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	185,000	185,925
Curative Health Services, Inc., 10.75%, 5/1/2011	60,000	54,000
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (f)	155,000	155,000
HEALTHSOUTH Corp., 10.75%, 10/1/2008	250,000	263,438
Highmark, Inc., 144A, 6.8%, 8/15/2013	3,655,000	4,006,973
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	135,000	134,325
Interactive Health LLC, 144A, 7.25%, 4/1/2011	150,000	138,000
Tenet Healthcare Corp.:
6.375%, 12/1/2011 (f)	490,000	439,775
144A, 9.25%, 2/1/2015	200,000	200,000
		5,665,636
Industrials 1.8%
Allied Waste North America, Inc., Series B, 5.75%, 2/15/2011	520,000	474,500
AMI Semiconductor, Inc., 10.75%, 2/1/2013	121,000	140,965
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	3,864,442	4,208,045
Browning-Ferris Industries:
7.4%, 9/15/2035	225,000	192,375
9.25%, 5/1/2021	115,000	119,600
Cenveo Corp., 7.875%, 12/1/2013	215,000	188,125
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	330,000	349,800
Collins & Aikman Products, 10.75%, 12/31/2011 (f)	160,000	158,400
Cornell Companies, Inc., 10.75%, 7/1/2012	190,000	203,300
Corrections Corp. of America, 9.875%, 5/1/2009	285,000	352,000
Dana Corp., 7.0%, 3/1/2029	275,000	273,175
Delta Air Lines, Inc., "G-2", Series 2002-1, 6.417%, 7/2/2012	4,204,000	4,443,747
Eagle-Picher Industries, Inc., 9.75%, 9/1/2013	50,000	44,000
Erico International Corp., 8.875%, 3/1/2012	210,000	216,300
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	320,000	356,800
Joy Global, Inc., Series B, 8.75%, 3/15/2012	15,000	16,800
Kansas City Southern:
7.5%, 6/15/2009	200,000	208,000
9.5%, 10/1/2008	315,000	353,587
Laidlaw International, Inc., 10.75%, 6/15/2011	200,000	230,000
Millennium America, Inc.:
7.625%, 11/15/2026	310,000	304,575
9.25%, 6/15/2008	300,000	333,000
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	155,000	155,969
Ship Finance International Ltd., 8.5%, 12/15/2013	250,000	255,000
SPX Corp.:
6.25%, 6/15/2011	50,000	53,500
7.5%, 1/1/2013	275,000	301,812
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	105,000	105,000
10.375%, 7/1/2012	240,000	267,600
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	165,000	191,813
United Rentals North America, Inc.:
6.5%, 2/15/2012	225,000	221,062
7.0%, 2/15/2014	275,000	255,750
Westlake Chemical Corp., 8.75%, 7/15/2011	159,000	176,888
		15,151,488
Information Technology 0.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	175,000	188,562
Itron, Inc., 144A, 7.75%, 5/15/2012	185,000	185,463
Lucent Technologies, Inc.:
6.45%, 3/15/2029	520,000	464,100
7.25%, 7/15/2006	130,000	135,200
		973,325
Materials 2.2%
ARCO Chemical Co., 9.8%, 2/1/2020	740,000	836,200
Caraustar Industries, Inc., 9.875%, 4/1/2011	110,000	120,725
Dayton Superior Corp., 10.75%, 9/15/2008	180,000	193,500
Georgia-Pacific Corp.:
7.75%, 11/15/2029	1,915,000	2,183,100
8.0%, 1/15/2024	445,000	521,762
8.875%, 5/15/2031	950,000	1,211,250
9.375%, 2/1/2013	270,000	310,838
Hercules, Inc.:
6.75%, 10/15/2029	190,000	194,750
11.125%, 11/15/2007	130,000	152,750
Huntsman Advanced Materials, 144A, 11.0%, 7/15/2010	235,000	276,125
Huntsman LLC, 11.625%, 10/15/2010	300,000	349,500
IMC Global, Inc., 10.875%, 8/1/2013	125,000	152,188
International Steel Group, Inc., 6.5%, 4/15/2014	335,000	361,800
Lubrizol Corp., 6.5%, 10/1/2034	4,033,000	4,345,787
Omnova Solutions, Inc., 11.25%, 6/1/2010	295,000	317,862
Owens-Brockway Glass Container, 8.25%, 5/15/2013	135,000	146,813
Pliant Corp.:
Step-up Coupon, 0% to 12/15/2006, 11.125% to 6/15/2009	85,000	79,050
11.125%, 9/1/2009	165,000	180,056
Sheffield Steel Corp., 144A, 11.375%, 8/15/2011	125,000	128,750
TriMas Corp., 9.875%, 6/15/2012	435,000	452,400
United States Steel LLC:
9.75%, 5/15/2010	230,000	262,775
10.75%, 8/1/2008	40,000	47,300
Weyerhaeuser Co.:
6.875%, 12/15/2033	2,015,000	2,323,257
7.125%, 7/15/2023	835,000	968,183
7.375%, 3/15/2032	2,270,000	2,772,968
		18,889,689
Telecommunication Services 1.7%
AT&T Corp.:
8.0%, 11/15/2031	265,000	337,544
9.05%, 11/15/2011	240,000	278,400
BellSouth Corp., 5.2%, 9/15/2014	1,560,000	1,594,980
Cincinnati Bell, Inc., 8.375%, 1/15/2014 (f)	610,000	619,150
GCI, Inc., 7.25%, 2/15/2014	165,000	164,175
Insight Midwest LP, 9.75%, 10/1/2009	115,000	120,750
LCI International, Inc., 7.25%, 6/15/2007	245,000	237,650
MCI, Inc., 8.735%, 5/1/2014	575,000	628,906
Nextel Communications, Inc., 5.95%, 3/15/2014	170,000	176,375
Nextel Partners, Inc., 8.125%, 7/1/2011	210,000	231,000
Northern Telecom Capital, 7.875%, 6/15/2026	195,000	192,562
PanAmSat Corp., 144A, 9.0%, 8/15/2014	170,000	184,875
Qwest Corp.:
7.25%, 9/15/2025	1,365,000	1,330,875
144A, 7.875%, 9/1/2011	35,000	37,450
SBC Communications, Inc., 4.125%, 9/15/2009	5,905,000	5,862,886
Verizon Maryland, Inc., 8.3%, 8/1/2031	2,145,000	2,823,867
		14,821,445
Utilities 2.2%
AES Corp., 144A, 8.75%, 5/15/2013	395,000	442,400
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	245,000	272,563
CMS Energy Corp.:
7.5%, 1/15/2009	100,000	105,875
8.5%, 4/15/2011	110,000	122,787
9.875%, 10/15/2007	175,000	193,594
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,405,000	1,373,766
144A, 5.0%, 2/15/2012	3,605,000	3,673,181
6.3%, 2/1/2012	60,000	59,886
DPL, Inc., 6.875%, 9/1/2011	440,000	477,177
Midwest Generation LLC, 8.75%, 5/1/2034	145,000	162,038
Northeast Utilities, Series B, 3.3%, 6/1/2008	3,985,000	3,893,158
NorthWestern Corp., 144A, 5.875%, 11/1/2014	135,000	138,930
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	603,000	649,732
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	220,000	245,850
10.0%, 10/1/2009	260,000	300,625
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	275,000	290,125
Xcel Energy, Inc., 7.0%, 12/1/2010	5,440,000	6,137,054
		18,538,741
Total Corporate Bonds (Cost $171,573,944)		173,929,733

Foreign Bonds — US$ Denominated 11.1%
Consumer Discretionary 0.2%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	224,000	257,040
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	280,000	316,400
Shaw Communications, Inc.:
7.25%, 4/6/2011	100,000	109,250
8.25%, 4/11/2010	400,000	454,000
Vicap SA, 11.375%, 5/15/2007	15,000	15,150
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	120,000	123,600
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	180,000	173,700
		1,449,140
Consumer Staples 0.1%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	180,000	200,700
Fage Dairy Industry SA, 9.0%, 2/1/2007	815,000	815,000
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	100,000	104,000
		1,119,700
Energy 0.2%
Gazprom OAO, 144A, 9.625%, 3/1/2013	280,000	333,200
Luscar Coal Ltd., 9.75%, 10/15/2011	255,000	285,600
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	635,006	725,494
Secunda International Ltd., 144A, 10.66%*, 9/1/2012	160,000	158,000
		1,502,294
Financials 6.9%
Conproca SA de CV:
Series REG S, 12.0%, 6/16/2010	105,000	132,300
12.0%, 6/16/2010	90,000	113,400
Deutsche Telekom International Finance BV, 8.75%, 6/15/2030	5,180,000	7,007,483
Eircom Funding, 8.25%, 8/15/2013	230,000	251,275
Korea First Bank, 144A, 5.75%, 3/10/2013	1,305,000	1,356,279
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	8,875,000	8,873,190
Mizuho Financial Group, 8.375%, 12/29/2049	6,465,000	7,122,491
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	175,000	147,000
PF Export Receivable Master Trust, 144A, 6.6%, 12/1/2011	3,010,000	3,201,526
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	4,330,000	4,276,520
Royal Bank of Scotland Group PLC:
Series 3, 7.816%, 11/29/2049	5,769,000	5,968,503
Series 1, 9.118%, 3/31/2049	8,755,000	10,598,663
Westfield Capital Corp.:
144A, 4.375%, 11/15/2010 (f)	4,770,000	4,738,213
144A, 5.125%, 11/15/2014	4,895,000	4,928,697
		58,715,540
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	85,000	88,081
Industrials 1.0%
CP Ships Ltd., 10.375%, 7/15/2012	230,000	266,800
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	380,000	405,650
11.75%, 6/15/2009	265,000	266,987
12.5%, 6/15/2012	200,000	233,000
LeGrand SA, 8.5%, 2/15/2025	210,000	247,800
Stena AB:
144A, 7.0%, 12/1/2016	155,000	149,963
9.625%, 12/1/2012	120,000	134,400
Tyco International Group SA:
6.875%, 1/15/2029 (f)	4,700,000	5,471,054
7.0%, 6/15/2028	1,390,000	1,633,665
		8,809,319
Information Technology 0.0%
Flextronics International Ltd., 144A, 6.25%, 11/15/2014	345,000	338,100
Materials 0.5%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	175,000	181,125
Cascades, Inc.:
7.25%, 2/15/2013	295,000	308,275
144A, 7.25%, 2/15/2013	10,000	10,450
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	205,000	207,050
Citigroup Global (Severstal), 8.625%, 2/24/2009	170,000	172,006
Crown Euro Holdings SA, 10.875%, 3/1/2013	180,000	211,050
ISPAT Inland ULC, 9.75%, 4/1/2014	253,000	311,822
Novelis, Inc., 144A, 7.25%, 2/15/2015	360,000	369,000
Sappi Papier Holding AG, 144A, 7.5%, 6/15/2032	1,795,000	2,143,828
Tembec Industries, Inc., 8.5%, 2/1/2011	665,000	658,350
		4,572,956
Sovereign Bonds 1.2%
Aries Vermogensverwaltung GmbH:
144A, Series C, 9.6%, 10/25/2014	250,000	309,063
Series C, REG S, 9.6%, 10/25/2014	500,000	617,990
Federative Republic of Brazil:
8.875%, 10/14/2019	240,000	247,800
11.0%, 8/17/2040	310,000	358,825
Republic of Bulgaria, 8.25%, 1/15/2015	1,550,000	1,962,610
Republic of Turkey:
7.25%, 3/15/2015	150,000	154,500
9.0%, 6/30/2011	40,000	45,200
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	590,000	619,382
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	80,000	74,624
United Mexican States:
Series A, 6.75%, 9/27/2034	2,820,000	2,876,400
8.375%, 1/14/2011	675,000	793,125
8.625%, 3/12/2008	1,548,000	1,746,144
		9,805,663
Telecommunication Services 1.0%
America Movil SA de CV, Series L, 5.5%, 3/1/2014	2,730,000	2,749,257
Axtel SA:
11.0%, 12/15/2013	220,000	236,225
144A, 11.0%, 12/15/2013	35,000	37,581
Embratel, Series B, 11.0%, 12/15/2008	175,000	198,625
Inmarsat Finance PLC, 7.625%, 6/30/2012	235,000	239,700
Innova S. de R.L., 9.375%, 9/19/2013	115,000	130,525
INTELSAT, 6.5%, 11/1/2013	80,000	67,000
Intelsat Bermuda Ltd.:
144A, 7.794%*, 1/15/2012	60,000	61,800
144A, 8.25%, 1/15/2013	250,000	258,750
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	360,000	375,300
Mobifon Holdings BV, 12.5% , 7/31/2010	305,000	363,713
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	185,000	191,938
Nortel Networks Corp., 6.875%, 9/1/2023	115,000	108,675
Nortel Networks Ltd., 6.125%, 2/15/2006	640,000	648,800
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	140,000	141,050
Telecom Italia Capital, 144A, 4.95%, 9/30/2014 (f)	2,375,000	2,349,003
		8,157,942
Total Foreign Bonds — US$ Denominated (Cost $92,697,695)		94,558,735

Foreign Bonds — Non US$ Denominated 5.3%
Sovereign Bonds 5.3%
Aries Vermogensverwaltung GmbH, Series B, 7.75%, 10/25/2009 EUR	750,000	1,111,353
Federal Republic of Germany, 144A, 3.25%, 4/17/2009 EUR	21,570,000	28,554,680
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	43,560,000	3,250,653
Series MI-10, 8.0%, 12/19/2013 MXN	114,199,000	9,303,668
Republic of Romania, 8.5%, 5/8/2012 EUR	1,010,000	1,691,684
Republic of Uruguay, 17.75%, 2/4/2006 UYU	35,300,000	1,537,329
Total Foreign Bonds — Non US$ Denominated (Cost $41,398,486)		45,449,367

Convertible Bonds 0.0%
DIMON, Inc., 6.25%, 3/31/2007	250,000	237,500
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	45,000	44,550
Total Convertible Bonds (Cost $277,746)		282,050

Asset Backed 7.7%
Automobile Receivables 2.1%
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	10,395,000	10,400,376
"A4", Series 2002-2, 4.3%, 3/15/2010	4,733,449	4,744,460
"B", Series 2002-2, 4.67%, 3/15/2010	1,218,556	1,207,579
"B", Series 2002-1, 5.37%, 1/15/2010	1,180,550	1,190,545
		17,542,960
Credit Card Receivables 0.2%
Bank One Issuance Trust, "A1", Series 2002-A1, 2.59%*, 1/15/2010	2,000,000	2,004,398
Home Equity Loans 4.9%
Asset Backed Securities Corp. Home Equity, "A", Series 2003-HE2, 144A, 7.0%, 4/17/2033	166,241	166,657
Centex Home Equity:
"AF6", Series 2002-D, 4.66%, 12/25/2032	8,570,000	8,722,689
"AF6", Series 2000-D, 6.93%, 1/25/2031	3,195,335	3,263,104
Chase Funding Mortgage Loan, "2A2", Series 2004-1, 2.76%*, 12/25/2033	2,295,000	2,294,901
Countrywide Asset-Backed Certificates:
"N1", Series 2004-2N, 144A, 5.0%, 2/25/2035	2,173,906	2,161,611
"NOTE" Series 2003-BC3N, 144A, 8.0%, 9/25/2033	1,604,884	1,609,398
Countrywide Home Equity Loan Trust, "2A", Series 2004-E, 2.74%*, 6/15/2029	5,426,892	5,432,528
First Franklin Mortgage Loan Asset-Backed Certificates, "A2", Series 2004-FF10, 2.93%*, 12/25/2032	5,335,000	5,350,126
Greenpoint Home Equity Loan Trust, "A", Series 2004-4, 2.76%*, 8/25/2030	4,575,752	4,575,535
Merrill Lynch Mortgage Investors, Inc., "A2B", Series 2004-HE2, 2.91%*, 8/25/2035	5,735,000	5,757,343
Renaissance NIM Trust, "A", Series 2004-A, 144A, 4.45%, 6/25/2034	697,976	697,322
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	2,162,273	2,243,208
		42,274,422
Industrials 0.5%
Northwest Airlines, "G", Series 1999-3, 7.935%, 4/1/2019	3,903,447	4,286,191
Total Asset Backed (Cost $66,045,756)		66,107,971

US Government Backed 13.4%
US Treasury Bond:
5.375%, 2/15/2031	16,000	17,898
6.0%, 2/15/2026 (f)	19,530,000	23,008,781
7.25%, 5/15/2016	1,856,000	2,344,722
7.5%, 11/15/2016	6,070,000	7,836,230
8.125%, 8/15/2019	500,000	693,184
US Treasury Note:
2.75%, 6/30/2006 (f)	11,300,000	11,243,500
3.0%, 2/15/2008	800,000	790,000
3.0%, 2/15/2009 (f)	34,315,000	33,571,051
3.25%, 1/15/2009 (f)	4,550,000	4,497,570
3.375%, 12/15/2008 (f)	17,193,000	17,078,821
4.25%, 8/15/2013	4,050,000	4,099,677
4.251%, 11/15/2013	1,045,000	1,056,512
5.0%, 2/15/2011	1,850,000	1,966,926
5.75%, 8/15/2010	1,940,000	2,131,726
6.0%, 8/15/2009	2,870,000	3,150,273
6.625%, 5/15/2007	1,300,000	1,393,946
Total US Government Backed (Cost $114,925,238)		114,880,817

Collateralized Mortgage Obligations 21.0%
Fannie Mae Whole Loan:
"2A3", Series 2003-W3, 4.16%, 6/25/2042	4,800,000	4,807,153
"A2", Series 2002-W10, 4.7%, 8/25/2042	61,431	61,359
"2A3", Series 2003-W15, 4.71%, 8/25/2043	6,028,409	6,040,130
"5A", Series 2004-W2, 7.5%, 3/25/2044	5,730,685	6,110,316
Federal Home Loan Mortgage Corp.:
"AU", Series 2759, 3.5%, 5/15/2019	4,276,000	4,257,546
"QC", Series 2694, 3.5%, 9/15/2020	9,095,000	9,018,987
"MB", Series 2691, 4.0%, 4/15/2022	14,500,000	14,473,833
"ME", Series 2691, 4.5%, 4/15/2032	10,922,000	10,687,481
"QH", Series 2694, 4.5%, 3/15/2032	10,000,000	9,792,591
"1A2B", Series T-48, 4.688%, 7/25/2022	318,167	317,885
"EG", Series 2836, 5.0%, 12/15/2032	8,025,000	7,995,697
"JD", Series 2778, 5.0%, 12/15/2032	8,098,000	8,079,638
"PD", Series 2844, 5.0%, 12/15/2032	8,030,000	7,992,347
"PE", Series 2721, 5.0%, 1/15/2023	345,000	345,510
"PG", Series 2734, 5.0%, 7/15/2032	6,738,000	6,751,875
"QK", Series 2513, 5.0%, 8/15/2028	1,551,944	1,552,473
"TE", Series 2780, 5.0%, 1/15/2033	5,868,000	5,864,470
"UE", Series 2764, 5.0%, 10/15/2032	6,133,000	6,131,621
"CH", Series 2390, 5.5%, 12/15/2016	2,900,000	2,994,331
"GD", Series 2497, 5.5%, 7/15/2014	3,557,401	3,573,418
"PE", Series 2522, 5.5%, 3/15/2022	11,050,000	11,433,845
"Z", Series 2173, 6.5%, 7/15/2029	930,543	974,339
"B", Series 1997-M5, 6.65%, 8/25/2007	1,791,818	1,866,360
"3A", Series T-58, 7.0%, 9/25/2043	3,132,593	3,314,675
"3A", Series T-41, 7.5%, 7/25/2032	2,207,831	2,344,441
Federal National Mortgage Association:
"TD", Series 2003-87, 3.5%, 4/25/2011	8,400,000	8,335,831
"C", Series 2002-M2, 4.717%, 8/25/2012	9,425,000	9,573,507
"KY", Series 2002-55, 4.75%, 4/25/2028	296,965	296,393
"OG", Series 2001-69, 5.5%, 12/25/2016	2,005,750	2,064,227
"PG", Series 2002-3, 5.5%, 2/25/2017	3,750,000	3,842,061
"QC", Series 2002-11, 5.5%, 3/25/2017	4,270,000	4,422,035
"VD", Series 2002-56, 6.0%, 4/25/2020	917,107	931,804
"A2", Series 2002-T4, 7.0%, 12/25/2041	5,889,770	6,235,794
"ZQ", Series G92-9, 7.0%, 12/25/2021	2,305,974	2,366,681
Government National Mortgage Association, "GD", Series 2004-26, 5.0%, 11/16/2032	4,994,000	5,025,032
Total Collateralized Mortgage Obligations (Cost $177,838,917)		179,875,686

Commercial and Non-Agency Mortgage-Backed Securities 8.6%
Bank of America Mortgage Securities, "2A6", Series 2004-G, 4.657%*, 8/25/2034	7,930,000	8,060,073
Chase Commercial Mortgage Securities Corp., "A1", Series 2000-1, 7.656%, 4/15/2032	2,267,591	2,333,487
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	5,671,629	5,905,584
Countrywide Alternative Loan Trust:
"1A1", Series 2004-J1, 6.0%, 2/25/2034	841,250	851,273
"7A1", Series 2004-J2, 6.0%, 12/25/2033	2,033,577	2,079,333
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	3,012,903	3,174,220
GS Mortgage Securities Corp., "C", Series 1998-C1, 6.91%, 10/18/2030	3,255,000	3,548,015
Master Alternative Loan Trust, "3A1", Series 2004-5, 6.5%, 6/25/2034	1,133,105	1,177,013
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	8,725,000	8,964,938
"5A1", Series 2005-2, 6.5%, 2/1/2035	2,795,000	2,890,641
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	4,284,360	4,332,559
Merrill Lynch Mortgage Investors, Inc.:
"A3", Series 1996-C2, 6.96%, 11/21/2028	6,218,718	6,463,623
"D", Series 1995-C3, 7.853%*, 12/26/2025	5,490,000	5,578,780
Mortgage Capital Funding, Inc., "A3", Series 1997-MC1, 7.288%, 7/20/2027	4,379,296	4,517,126
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	2,830,323	2,892,601
Wachovia Bank Commercial Mortgage Trust, "A5", Series 2004-C11, 5.215%, 1/15/2041	1,996,000	2,070,311
Washington Mutual:
"A6", Series 2004-AR5, 3.862%, 6/25/2034	4,070,000	4,014,812
"A7", Series 2004-AR9, 4.23%*, 8/25/2034	3,681,000	3,680,919
Wells Fargo Mortgage Backed Securities Trust, "1A3", Series 2002-18, 6.0%, 12/25/2032	774,984	778,246
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $73,828,153)		73,313,554

Municipal Investments 4.6%
Brockton, MA, Core City General Obligation, Economic Development, Series A, 6.45%, 5/1/2017 (c)	1,825,000	2,038,032
Hoboken, NJ, State General Obligation, Series B, 5.33%, 2/1/2018 (c)	5,130,000	5,333,251
Illinois, State General Obligation, 4.95%, 6/1/2023	5,275,000	5,260,177
Jicarilla, NM, Apache Nation Revenue, 5.2%, 12/1/2013	3,555,000	3,652,051
La Quinta, CA, Redevelopment Agency Tax Allocation, Redevelopment Project Area No. 1, 6.24%, 9/1/2023 (c)	390,000	422,507
Muscatine, IA, Electric Revenue, 3.96%, 1/1/2008 (c)	3,000,000	2,992,980
Portland, OR, River District, Renewal & Redevelopment Revenue, Series B, 3.8%, 6/15/2012 (c)	1,955,000	1,875,568
South Portland, ME, State General Obligation, 5.1%, 3/1/2017 (c)	1,890,000	1,906,651
Union City, CA, Taxable Pension Obligation, 5.36%, 7/1/2014 (c)	3,920,000	4,074,918
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (c)	4,245,000	4,362,799
Virgin Islands, Port Authority Revenue, Marine Revenue, Series B, 5.08%, 9/1/2013 (c)	3,600,000	3,695,832
Washington, Industrial Development Revenue, Economic Development Financial Authority, CSC Tacoma LLC Project, Series A, 3.8%, 10/1/2011 (c)	1,335,000	1,293,588
West Valley City, UT, Municipal Building Authority, Lease Revenue, Special Obligation Crossover, 7.67%, 5/1/2006	2,150,000	2,255,974
Total Municipal Investments (Cost $38,602,672)		39,164,328

	Shares	Value ($)

Preferred Stock 0.0%
TNP Enterprises, Inc., 14.5%, Series D, (PIK) (Cost $250,149)	2,035	236,060
	Principal Amount ($) (b)	Value ($)

US Government Agency Sponsored Pass-Throughs 4.3%
Federal National Mortgage Association:
4.5% with various maturities from 12/1/2018 until 4/1/2033 (e)	4,537,891	4,466,586
5.0% with various maturities from 3/1/2034 until 9/1/2034	17,994,861	17,988,698
6.0%, 10/1/2034	5,231,050	5,401,059
6.5% with various maturities from 9/1/2016 until 11/1/2033	7,730,696	8,116,145
8.0%, 9/1/2015	1,143,850	1,214,192
Total US Government Agency Sponsored Pass-Throughs (Cost $36,897,141)		37,186,680

Government National Mortgage Association 0.5%
Government National Mortgage Association:
6.5%, 11/20/2033	2,287,761	2,408,636
7.0%, 12/15/2008	2,010,698	2,092,314
Total Government National Mortgage Association (Cost $4,556,704)		4,500,950

	Shares	Value ($)

Other Investments 0.1%
Hercules Trust II, (Bond Unit) (Cost $281,864)	395,000	326,863

Securities Lending Collateral 10.4%
Daily Assets Fund Institutional, 2.35% (g) (h) (Cost $88,569,405)	88,569,405	88,569,405

Cash Equivalents 2.2%
Scudder Cash Management QP Trust, 2.30% (d) (Cost $18,735,799)	18,735,799	18,735,799
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $926,479,669) (a)	109.5	937,117,998
Other Assets and Liabilities, Net	(9.5)	(81,571,057)
Net Assets	100.0	855,546,941

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2005.

(a) The cost for federal income tax purposes was $928,160,153. At January 31, 2005, net unrealized appreciation for all securities based on tax cost was $8,957,845. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,425,754 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,467,909.

(b) Principal amount stated in US dollars unless otherwise noted.

(c) Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	0.6
FGIC	Financial Guaranty Insurance Company	0.2
FSA	Financial Security Assurance	0.9
MBIA	Municipal Bond Investors Assurance	1.3

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Mortgage dollar rolls included.

(f) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at January 31, 2005 amounted to $86,132,972, which is 10.1% of total net assets.

(g) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust.

Currency Abbreviations
EUR	Euro
MXN	Mexican Peso
UYU	Uruguayan Peso

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2005
Assets
Investments: Investments in securities, at value (cost $819,174,465) — including $86,132,972 of securities loaned	$ 829,812,794
Investment in Daily Assets Fund Institutional (cost $88,569,405)*	88,569,405
Investment in Scudder Cash Management QP Trust (cost $18,735,799)	18,735,799
Total investments in securities, at value (cost $926,479,669)	937,117,998
Cash	3,042,875
Foreign currency, at value (cost $1,530,964)	1,531,551
Receivable for investments sold	10,881,319
Interest receivable	8,920,010
Receivable for Fund shares sold	707,757
Net receivable on closed forward foreign currency exchange contracts	4,060
Unrealized appreciation on forward foreign currency exchange contracts	963,037
Other assets	37,682
Total assets	963,206,289
Liabilities
Payable upon return of securities loaned	88,569,405
Payable for investments purchased	13,177,557
Payable for investments purchased — mortgage dollar rolls	2,946,010
Unrealized depreciation on forward foreign currency exchange contracts	626,267
Payable for Fund shares redeemed	1,006,791
Accrued management fee	441,666
Other accrued expenses and payables	891,652
Total liabilities	107,659,348
Net assets, at value	$ 855,546,941
Net Assets
Net assets consist of: Undistributed net investment income	2,346,571
Net unrealized appreciation (depreciation) on: Investments	10,638,329
Foreign currency related transactions	401,583
Accumulated net realized gain (loss)	(71,522,795)
Paid-in capital	913,683,253
Net assets, at value	$ 855,546,941

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($262,835,690 ÷ 20,151,282 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.04
Maximum offering price per share (100 ÷ 95.50 of $13.04)	$ 13.65

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($28,879,970 ÷ 2,214,857 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 13.04

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($16,009,353 ÷ 1,228,521 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 13.03
Class AARP Net Asset Value, offering and redemption price per share ($164,266,294 ÷ 12,592,584 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.04
Class S Net Asset Value, offering and redemption price per share ($374,066,577 ÷ 28,688,146 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.04
Institutional Class Net Asset Value, offering and redemption price per share ($9,489,057 ÷ 729,461 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.01

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended January 31, 2005
Investment Income
Income: Interest	$ 41,331,587
Interest — Scudder Cash Management QP Trust	556,257
Mortgage dollar roll income	748,168
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	77,145
Dividends	208,291
Total Income	42,921,448
Expenses: Management fee	4,639,957
Administrative fee	446,068
Distribution service fees	1,154,461
Services to shareholders	1,610,861
Custodian and accounting fees	207,544
Auditing	63,648
Legal	16,245
Trustees' fees and expenses	29,430
Reports to shareholders	95,976
Registration fees	22,275
Other	45,082
Total expenses, before expense reductions	8,331,547
Expense reductions	(60,031)
Total expenses, after expense reductions	8,271,516
Net investment income	34,649,932
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	9,735,011
Foreign currency related transactions	(2,960,546)
6,774,465
Net unrealized appreciation (depreciation) during the period on: Investments	292,508
Foreign currency related transactions	364,771
657,279
Net gain (loss) on investment transactions	7,431,744
Net increase (decrease) in net assets resulting from operations	$ 42,081,676

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended January 31,
	2005	2004
Operations: Net investment income	$ 34,649,932	$ 35,580,460
Net realized gain (loss) on investment transactions	6,774,465	32,119,932
Net unrealized appreciation (depreciation) during the period on investment transactions	657,279	(12,623,754)
Net increase (decrease) in net assets resulting from operations	42,081,676	55,076,638
Distributions to shareholders from: Net investment income: Class A	(11,406,180)	(11,126,240)
Class B	(1,254,799)	(1,722,380)
Class C	(581,669)	(656,484)
Class AARP	(7,373,508)	(7,116,006)
Class S	(17,011,950)	(18,026,103)
Institutional Class	(264,142)	(125,464)
Fund share transactions: Proceeds from shares sold	156,142,238	163,694,722
Reinvestment of distributions	29,394,537	29,972,221
Cost of shares redeemed	(262,976,955)	(324,747,881)
Net increase (decrease) in net assets from Fund share transactions	(77,440,180)	(131,080,938)
Increase (decrease) in net assets	(73,250,752)	(114,776,977)
Net assets at beginning of period	928,797,693	1,043,574,670
Net assets at end of period (including undistributed net investment income of $2,346,571 and $3,154,782, respectively)	$ 855,546,941	$ 928,797,693

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended January 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.97	$ 12.76	$ 12.51	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.50	.44	.56	.40
Net realized and unrealized gain (loss) on investment transactions	.12	.26	.29	(.12)
Total from investment operations	.62	.70	.85	.28
Less distributions from: Net investment income	(.55)	(.49)	(.60)	(.41)
Net asset value, end of period	$ 13.04	$ 12.97	$ 12.76	$ 12.51
Total Return (%)[c]	4.90	5.57	7.03	2.26**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	263	283	301	313
Ratio of expenses (%)	1.01	1.07	1.07	1.07*
Ratio of net investment income (%)	3.87	3.47	4.46	5.28*
Portfolio turnover rate (%)	156[d]	210[d]	235[d]	152[d]

[a] For the period from June 25, 2001 (commencement of operations of Class A shares) to January 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The portfolio turnover rate including mortgage dollar roll transactions was 190%, 248%, 259% and 180% for the periods ended January 31, 2005, 2004, 2003 and 2002, respectively.

* Annualized

** Not annualized

Class B
Years Ended January 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.97	$ 12.76	$ 12.51	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.39	.35	.47	.35
Net realized and unrealized gain (loss) on investment transactions	.12	.25	.29	(.12)
Total from investment operations	.51	.60	.76	.23
Less distributions from: Net investment income	(.44)	(.39)	(.51)	(.36)
Net asset value, end of period	$ 13.04	$ 12.97	$ 12.76	$ 12.51
Total Return (%)[c]	3.95[e]	4.86	6.22	1.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	47	65	68
Ratio of expenses before expense reductions (%)	1.93	1.83	1.83	1.82*
Ratio of expenses after expense reductions (%)	1.88	1.83	1.83	1.82*
Ratio of net investment income (%)	3.00	2.71	3.70	4.53*
Portfolio turnover rate (%)	156[d]	210[d]	235[d]	152[d]

[a] For the period from June 25, 2001 (commencement of operations of Class B shares) to January 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The portfolio turnover rate including mortgage dollar roll transactions was 190%, 248%, 259% and 180% for the periods ended January 31, 2005, 2004, 2003 and 2002, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C
Years Ended January 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.97	$ 12.76	$ 12.51	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.39	.36	.48	.35
Net realized and unrealized gain (loss) on investment transactions	.12	.25	.29	(.12)
Total from investment operations	.51	.61	.77	.23
Less distributions from: Net investment income	(.45)	(.40)	(.52)	(.36)
Net asset value, end of period	$ 13.03	$ 12.97	$ 12.76	$ 12.51
Total Return (%)[c]	4.01[e]	4.88	6.33	1.86**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	19	22	23
Ratio of expenses before expense reductions (%)	1.88	1.73	1.73	1.72*
Ratio of expenses after expense reductions (%)	1.86	1.73	1.73	1.72*
Ratio of net investment income (%)	3.02	2.81	3.80	4.63*
Portfolio turnover rate (%)	156[d]	210[d]	235[d]	152[d]

[a] For the period from June 25, 2001 (commencement of operations of Class C shares) to January 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The portfolio turnover rate including mortgage dollar roll transactions was 190%, 248%, 259% and 180% for the periods ended January 31, 2005, 2004, 2003 and 2002, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class AARP
Years Ended January 31,	2005	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.97	$ 12.75	$ 12.51	$ 12.71	$ 12.19
Income (loss) from investment operations: Net investment income[c]	.53	.47	.59	.72	.39
Net realized and unrealized gain (loss) on investment transactions	.12	.27	.28	(.18)	.55
Total from investment operations	.65	.74	.87	.54	.94
Less distributions from: Net investment income	(.58)	(.52)	(.63)	(.74)	(.42)
Net asset value, end of period	$ 13.04	$ 12.97	$ 12.75	$ 12.51	$ 12.71
Total Return (%)	5.12[e]	5.83	7.29	4.26	7.93**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	164	172	173	157	131
Ratio of expenses before expense reductions (%)	.77	.83	.83	.85	.91*
Ratio of expenses after expense reductions (%)	.76	.83	.83	.85	.91*
Ratio of net investment income (%)	4.12	3.71	4.70	5.63	6.30*
Portfolio turnover rate (%)	156[d]	210[d]	235[d]	152[d]	260

[a] As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to February 1, 2001 are included as interest income. The effect of these changes for the year ended January 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 5.73% to 5.63%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from July 31, 2000 (commencement of operations of Class AARP shares) to January 31, 2001.

[c] Based on average shares outstanding during the period.

[d] The portfolio turnover rate including mortgage dollar roll transactions was 190%, 248%, 259% and 180% for the periods ended January 31, 2005, 2004, 2003 and 2002, respectively.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S
Years Ended January 31,	2005	2004	2003	2002[a]	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.97	$ 12.76	$ 12.51	$ 12.72	$ 12.21
Income (loss) from investment operations:
Net investment income[b]	.52	.47	.59	.72	.80
Net realized and unrealized gain (loss) on investment transactions	.12	.26	.29	(.19)	.63
Total from investment operations	.64	.73	.88	.53	1.43
Less distributions from: Net investment income	(.57)	(.52)	(.63)	(.74)	(.92)
Net asset value, end of period	$ 13.04	$ 12.97	$ 12.76	$ 12.51	$ 12.72
Total Return (%)	5.10[c]	5.82	7.29	4.26	12.21[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	374	408	469	650	705
Ratio of expenses before expense reductions (%)	.85	.83	.83	.85	1.26[d]
Ratio of expenses after expense reductions (%)	.84	.83	.83	.85	.97[d]
Ratio of net investment income (%)	4.04	3.71	4.70	5.63	6.54
Portfolio turnover rate (%)	156[e]	210[e]	235[e]	152[e]	260

[a] As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to February 1, 2001 are included as interest income. The effect of these changes for the year ended January 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 5.73% to 5.63%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total returns would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.21% and .93%, respectively.

[e] The portfolio turnover rate including mortgage dollar roll transactions was 190%, 248%, 259% and 180% for the periods ended January 31, 2005, 2004, 2003 and 2002, respectively.

* Annualized

** Not annualized

Institutional Class***
Years Ended January 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.97	$ 12.76	$ 12.52	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.54	.50	.62	.44
Net realized and unrealized gain (loss) on investment transactions	.11	.25	.28	(.11)
Total from investment operations	.65	.75	.90	.33
Less distributions from: Net investment income	(.61)	(.54)	(.66)	(.45)
Net asset value, end of period	$ 13.01	$ 12.97	$ 12.76	$ 12.52
Total Return (%)	5.22	6.03	7.33	2.69**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9.6		13	14
Ratio of expenses (%)	.66	.62	.63	.62*
Ratio of net investment income (%)	4.22	3.92	4.90	5.73*
Portfolio turnover rate (%)	156[c]	210[c]	235[c]	152[c]

[a] For the period from June 25, 2001 (commencement of operations of Institutional Class shares) to January 31, 2002.

[b] Based on average shares outstanding during the period.

[c] The portfolio turnover rate including mortgage dollar roll transactions was 190%, 248%, 259% and 180% for the periods ended January 31, 2005, 2004, 2003 and 2002, respectively.

* Annualized

** Not annualized

*** On August 13, 2004, Class I shares of the Fund were redesignated Institutional Class.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Income Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. On August 13, 2004, Class I shares were redesignated Institutional Class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) Effective February 4, 2005, the Fund will impose a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is with the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $69,842,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2008 ($18,974,000), January 31, 2009 ($45,353,000) and January 31, 2011 ($5,515,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:

Undistributed ordinary income*	$ 2,580,698
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (69,842,000)
Net unrealized appreciation (depreciation) on investments	$ 8,957,845

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years ended January 31,
	2005	2004
Distributions from ordinary income*	$ 37,892,248	$ 38,772,677

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended January 31, 2005, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $616,225,253 and $733,059,880, respectively. Purchases and sales of US Treasury obligations aggregated $717,213,683 and $676,767,813, respectively. Purchases and sales of mortgage dollar rolls aggregated $295,810,504 and $296,602,544, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such net assets, 0.41% of the next $2,500,000,000 of such net assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended January 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as a subadvisor with respect to the investment and reinvestment of assets in the Fund and is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.20%, 0.30%, 0.30% and 0.10%, of the average daily net assets for Class A, B, C, AARP, S and Institutional Class, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004, and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period February 1, 2004 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 137,325
Class B	22,003
Class C	6,018
Class AARP	83,594
Class S	197,031
Institutional Class	97
$ 446,068

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive a portion of its Administrative Fee (through March 31, 2004), or all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees and organizational and offering expenses.)

In addition, for the period October 1, 2003 through March 31, 2004, the Advisor contractually agreed to waive a portion of its Administrative Fee of the Fund to the extent necessary to maintain the operating expenses of each class at 0.877%, 0.90%, 0.90%, 0.837%, 0.90% and 0.697%, of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Furthermore, for the period April 1, 2004 through September 30, 2005, the Advisor and its affiliates agreed to waive all or a portion of their certain class specific expenses to the extent necessary to maintain the operating expenses at 0.84% each of average daily net assets for Class A, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees).

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $436 and $313, respectively.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. SISC and SSC compensate DST out of the shareholders servicing fee they receive from the Fund. For the period April 1, 2004 through January 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2005
Class A	$ 325,200	$ —	$ 105,832
Class B	103,977	20,705	52,532
Class C	41,394	2,898	17,733
Class AARP	194,991	—	58,964
Class S	669,636	14,016	279,780
Institutional Class	2,675	—	1,581
	$ 1,337,873	$ 37,619	$ 516,422

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through January 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $152,343, of which $59,458 is unpaid at January 31, 2005.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C shares. Pursuant to the Agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Classes B and C shares. For the year ended January 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2005
Class B	$ 279,907	$ 21,193
Class C	126,020	10,435
	$ 405,927	$ 31,628

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2005	Effective Rate
Class A	$ 618,637	$ 43,885.23%
Class B	89,570	5,246.24%
Class C	40,327	3,518.24%
	$ 748,534	$ 52,649

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2005 aggregated $17,168.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended January 31, 2005, the CDSC for Classes B and C shares aggregated $131,872 and $504, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended January 31, 2005, SDI received $5.

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended January 31, 2005, the Advisor agreed to reimburse the Fund $7,396, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Advisor reimbursed expenses of $11,565 for Class AARP shares.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended January 31, 2005, the Fund's custodian fees were reduced by $3,451 for custody credits earned.

E. Forward Foreign Currency Exchange Contracts

As of January 31, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	4,364,118	AUD	5,809,529	3/9/2005	125,634
EUR	3,280,305	USD	4,364,118	3/9/2005	86,588
EUR	1,626,813	USD	2,129,183	3/9/2005	7,813
EUR	1,640,153	USD	2,180,255	3/9/2005	41,490
USD	2,161,711	JPY	224,175,917	3/9/2005	7,583
JPY	224,175,917	USD	2,196,296	3/9/2005	27,001
USD	6,241,485	MXN	70,803,409	3/9/2005	41,828
USD	4,341,000	RUB	122,068,920	3/9/2005	15,916
USD	2,129,183	SKK	63,006,451	3/9/2005	23,414
USD	2,171,000	TWD	70,231,850	3/9/2005	36,127
TWD	70,230,850	USD	2,208,549	3/9/2005	1,422
EUR	22,177,159	USD	30,164,297	4/18/2005	520,045
USD	400,000	BRL	1,119,600	4/28/2005	15,274
USD	872,845	TRY	1,215,000	4/28/2005	4,172
USD	300,000	UAH	1,680,000	9/15/2005	8,730
Total unrealized appreciation					$ 963,037
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
USD	6,546,177	SEK	44,013,221	3/9/2005	(246,266)
MXN	49,469,310	USD	4,223,093	3/9/2005	(166,966)
MXN	30,284,656	USD	2,674,260	3/9/2005	(13,294)
MXN	97,212,640	USD	8,529,669	3/9/2005	(97,280)
NZD	6,191,117	USD	4,364,118	3/9/2005	(14,832)
RUB	61,034,460	USD	2,168,187	3/9/2005	(10,271)
RUB	61,034,460	USD	2,161,277	3/9/2005	(17,182)
EUR	4,271,232	CHF	5,059,915	3/9/2005	(7,029)
EUR	3,276,722	USD	4,271,232	3/9/2005	(1,626)
BRL	1,119,600	USD	398,434	4/28/2005	(16,840)
EUR	3,320,000	USD	4,321,677	4/28/2005	(11,498)
USD	406,922	IDR	3,740,000,000	4/28/2005	(1,410)
MXN	35,185,000	USD	3,085,321	4/28/2005	(10,202)
TRY	632,523	USD	445,000	4/28/2005	(11,571)
Total unrealized depreciation					$ (626,267)
Currency Abbreviations
AUD	Australian Dollar	RUB	New Russian Ruble
BRL	Brazilian Real	SEK	Swedish Krona
CHF	Swiss Franc	SKK	Slovakian Koruna
EUR	Euro	TRY	Turkish Lira
IDR	Indonesian Rupiah	TWD	New Taiwan Dollar
JPY	Japanese Yen	UAH	Ukraine Hryvnia
MXN	Mexican Peso	USD	United States Dollar
NZD	New Zealand Dollar

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2005		Year Ended January 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,362,672	$ 30,580,850	3,382,003	$ 43,667,459
Class B	426,056	5,504,308	1,048,728	13,496,386
Class C	216,526	2,800,350	362,348	4,671,575
Class AARP	1,771,717	22,959,976	2,933,690	37,798,281
Class S	5,775,264	74,099,628	4,927,093	63,495,884
Institutional Class*	1,580,164	20,197,126	44,011	565,137
		$ 156,142,238		$ 163,694,722
Shares issued to shareholders in reinvestment of distributions
Class A	646,758	$ 8,335,476	614,671	$ 7,876,324
Class B	79,291	1,021,769	105,166	1,351,928
Class C	35,135	452,785	38,935	500,537
Class AARP	359,626	4,637,003	345,450	4,439,110
Class S	1,139,162	14,683,362	1,218,269	15,678,859
Institutional Class*	20,431	264,142	9,802	125,463
		$ 29,394,537		$ 29,972,221
Shares redeemed
Class A	(4,670,317)	$ (60,246,067)	(5,818,750)	$ (74,900,340)
Class B	(1,912,236)	(24,700,410)	(2,646,557)	(34,072,128)
Class C	(477,691)	(6,160,822)	(684,665)	(8,805,497)
Class AARP	(2,786,504)	(35,969,806)	(3,606,448)	(46,401,855)
Class S	(9,659,737)	(124,071,098)	(11,461,257)	(147,608,903)
Institutional Class*	(916,891)	(11,828,752)	(1,011,871)	(12,959,158)
		$ (262,976,955)		$ (324,747,881)
Net increase (decrease)
Class A	(1,660,887)	$ (21,329,741)	(1,822,076)	$ (23,356,557)
Class B	(1,406,889)	(18,174,333)	(1,492,663)	(19,223,814)
Class C	(226,030)	(2,907,687)	(283,382)	(3,633,385)
Class AARP	(655,161)	(8,372,827)	(327,308)	(4,164,464)
Class S	(2,745,311)	(35,288,108)	(5,315,895)	(68,434,160)
Institutional Class*	683,704	8,632,516	(958,058)	(12,268,558)
		$ (77,440,180)		$ (131,080,938)

* On August 13, 2004, Class I shares were redesignated Institutional Class.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Income Fund (the "Fund") at January 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 30, 2005	PricewaterhouseCoopers LLP
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of January 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	46
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	46
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	46
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	46
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	46
Jean C. Tempel (1943) Trustee, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		46
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	46
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Philip Gallo[3] (1962) Chief Compliance Officer, 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Address: 345 Park Avenue, New York, New York 10154

4 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SZIIX
CUSIP Number	811192-806	811192-889	811192-871	811192-863
Fund Number	463	663	763	1463

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AINCX	SCSBX
Fund Number	163	063
Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, January 31, 2005, Scudder Portfolio Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                               SCUDDER INCOME FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

----------- ---------- ---------------- ---------------- -------------
Fiscal Year Audit Fees Audit-Related                       All Other
   Ended      Billed    Fees Billed     Tax Fees Billed  Fees Billed
January 31,   to Fund      to Fund           to Fund        to Fund
----------- ---------- ---------------- ---------------- -------------
2005          $70,000       $185              $7,400          $0
----------- ---------- ---------------- ---------------- -------------
2004          $69,000      $1,204             $7,100          $0
----------- ---------- ---------------- ---------------- -------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

----------- --------------------- ---------------------- -------------------
               Audit-Related                                     All
               Fees Billed to       Tax Fees Billed to   Other Fees Billed
Fiscal Year     Adviser and            Adviser and         to Adviser and
   Ended      Affiliated Fund        Affiliated Fund      Affiliated Fund
January 31,  Service Providers      Service Providers    Service Providers
----------- --------------------- ---------------------- -------------------
2005              $469,407                 $0                    $0
----------- --------------------- ---------------------- -------------------
2004              $594,457                 $0                    $0
----------- --------------------- ---------------------- -------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

------------ ----------- ----------------- ----------------- -------------------
                              Total
                           Non-Audit
                          Fees billed
                           to Adviser
                          and Affiliated
                           Fund Service
                            Providers
                           (engagements
                             related        Total Non-Audit
                           directly to      Fees billed to
                Total     the operations     Adviser and
              Non-Audit        and          Affiliated Fund
                Total       financial       Service Providers
             Fees Billed    reporting         (all other
Fiscal Year   to Fund      of the Fund)       engagements)     Total of (A), (B)
   Ended
January 31,       (A)          (B)                 (C)              and (C)
------------ ----------- ----------------- ----------------- -------------------
2005            $7,400          $0              $248,208           $255,608
------------ ----------- ----------------- ----------------- -------------------
2004            $7,100          $0             $3,507,628         $3,514,728
------------ ----------- ----------------- ----------------- -------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               March 29, 2005